                                                                       (g)(2)(i)

(ING FUNDS LOGO)

October 24, 2006

Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

     Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (the "Agreements"), we hereby notify you of the addition of ING Risk Managed Natural Resources Fund (the "Fund") to be included on the AMENDED EXHIBIT A to the Agreements as shown. This AMENDED EXHIBIT A supersedes the previous AMENDED EXHIBIT A dated June 19, 2006.

     The AMENDED EXHIBIT A has also been updated 1) the reflect name changes for ING MFS Capital Opportunities Portfolio to ING Thornburg Value Portfolio, ING MFS Mid Cap Growth Portfolio to ING FMR(SM) Mid Cap Growth Portfolio, ING Precious Metals Fund to ING Global Natural Resources Fund, ING Goldman Sachs Tollkeeper(SM) Portfolio to ING Global Technology Portfolio, ING Principal Protection Fund to ING Index Plus LargeCap Equity Fund, and ING Equity Income Fund to ING Growth and Income Fund and 2) by the removal of ING Convertible Fund as this fund recently merged into another fund, ING GET Fund - Series N as this fund recently dissolved, and ING FMR(SM) Equity Income Portfolio, ING Pioneer Equity Income Portfolio, ING Principal Protection Fund XIII and ING Principal Protection Fund XIV as these funds did not launch as originally anticipated.

     Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below. If you have any questions, please contact me at (480) 477-2190.

                                        Sincerely,


                                        /s/ Todd Modic
                                        ----------------------------------------
                                        Todd Modic
                                        Senior Vice President
                                        ING Risk Managed Natural Resources Fund

ACCEPTED AND AGREED TO:
The Bank of New York


By: /s/ Edward G. McGann
    ---------------------------------
Name:
      -------------------------------
Title: _____________, Duly Authorized

7337 E. Doubletree Ranch Rd.   Tel: 480-477-3000   ING Risk Managed Natural
Scottsdale, AZ 85258-2034      Fax: 480-477-2700   Resources Fund
                               www.ingfunds.com

                                AMENDED EXHIBIT A

FUND                                                            EFFECTIVE DATE
----                                                            --------------
ING CORPORATE LEADERS TRUST FUND
   ING Corporate Leaders Trust - Series A                        May 17, 2004
   ING Corporate Leaders Trust - Series B                        May 17, 2004

ING EQUITY TRUST
   ING Disciplined LargeCap Fund                                 June 9, 2003
   ING Financial Services Fund                                   June 9, 2003
   ING Fundamental Research Fund                              December 28, 2005
   ING Index Plus LargeCap Equity Fund                           June 2, 2003
   ING LargeCap Growth Fund                                      June 9, 2003
   ING LargeCap Value Fund                                     February 1, 2004
   ING MidCap Opportunities Fund                                 June 9, 2003
   ING MidCap Value Choice Fund                                February 1, 2005
   ING MidCap Value Fund                                         June 9, 2003
   ING Opportunistic LargeCap Fund                            December 28, 2005
   ING Principal Protection Fund II                              June 2, 2003
   ING Principal Protection Fund III                             June 2, 2003
   ING Principal Protection Fund IV                              June 2, 2003
   ING Principal Protection Fund V                               June 2, 2003
   ING Principal Protection Fund VI                              June 2, 2003
   ING Principal Protection Fund VII                              May 1, 2003
   ING Principal Protection Fund VIII                           October 1, 2003
   ING Principal Protection Fund IX                            February 2, 2004
   ING Principal Protection Fund X                                May 3, 2004
   ING Principal Protection Fund XI                             August 16, 2004
   ING Principal Protection Fund XII                          November 15, 2004
   ING Real Estate Fund                                          June 9, 2003
   ING SmallCap Opportunities Fund                               June 9, 2003
   ING SmallCap Value Choice Fund                              February 1, 2005
   ING SmallCap Value Fund                                       June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                                 April 7, 2003
   ING GNMA Income Fund                                          April 7, 2003
   ING High Yield Bond Fund                                      April 7, 2003
   ING Institutional Prime Money Market Fund                     July 29, 2005
   ING Intermediate Bond Fund                                    April 7, 2003
   ING National Tax-Exempt Bond Fund                             April 7, 2003

ING GET FUND
   ING GET Fund - Series P                                       July 14, 2003
   ING GET Fund - Series Q                                       July 14, 2003

   ING GET Fund - Series R                                       July 14, 2003
   ING GET Fund - Series S                                       July 14, 2003
   ING GET Fund - Series T                                       July 14, 2003
   ING GET Fund - Series U                                       July 14, 2003
   ING GET Fund - Series V                                      March 13, 2003

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND         March 28, 2005

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND              October 27, 2005

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                             June 9, 2003

ING INVESTORS TRUST
   ING AllianceBernstein Mid Cap Growth Portfolio               January 6, 2003
   ING American Funds Growth Portfolio                        September 2, 2003
   ING American Funds Growth-Income Portfolio                 September 2, 2003
   ING American Funds International Portfolio                 September 2, 2003
   ING Capital Guardian Small/Mid Cap Portfolio                January 13, 2003
   ING Capital Guardian U.S. Equities Portfolio                January 13, 2003
   ING Disciplined Small Cap Value Portfolio                    April 28, 2006
   ING Eagle Asset Capital Appreciation Portfolio               January 6, 2003
   ING EquitiesPlus Portfolio                                   April 28, 2006
   ING Evergreen Health Sciences Portfolio                        May 3, 2004
   ING Evergreen Omega Portfolio                                  May 3, 2004
   ING FMR(SM) Diversified Mid Cap Portfolio                    January 6, 2003
   ING FMR(SM) Earnings Growth Portfolio                        April 29, 2005
   ING FMR(SM) Mid Cap Growth Portfolio                        January 13, 2003
   ING Franklin Income Portfolio                                April 28, 2006
   ING Global Real Estate Portfolio                             January 3, 2006
   ING Global Resources Portfolio                              January 13, 2003
   ING Global Technology Portfolio                              January 6, 2003
   ING International Portfolio                                 January 13, 2003
   ING Janus Contrarian Portfolio                              January 13, 2003
   ING JPMorgan Emerging Markets Equity Portfolio              January 13, 2003
   ING JPMorgan Small Cap Equity Portfolio                     January 13, 2003
   ING JPMorgan Value Opportunities Portfolio                   April 29, 2005
   ING Julius Baer Foreign Portfolio                           January 13, 2003
   ING Legg Mason Partners All Cap Portfolio                    January 6, 2003
   ING Legg Mason Value Portfolio                              January 13, 2003
   ING LifeStyle Aggressive Growth Portfolio                      May 1, 2004
   ING LifeStyle Growth Portfolio                                 May 1, 2004
   ING LifeStyle Moderate Growth Portfolio                        May 1, 2004
   ING LifeStyle Moderate Portfolio                               May 1, 2004
   ING Limited Maturity Bond Portfolio                          January 6, 2003
   ING Liquid Assets Portfolio                                  January 6, 2003

   ING Lord Abbett Affiliated Portfolio                         January 6, 2003
   ING MarketPro Portfolio                                      August 1, 2005
   ING MarketStyle Growth Portfolio                             August 1, 2005
   ING MarketStyle Moderate Growth Portfolio                    August 1, 2005
   ING MarketStyle Moderate Portfolio                           August 1, 2005
   ING Marsico Growth Portfolio                                January 13, 2003
   ING Marsico International Opportunities Portfolio            April 29, 2005
   ING Mercury Large Cap Growth Portfolio                       January 6, 2003
   ING Mercury Large Cap Value Portfolio                        January 6, 2003
   ING MFS Total Return Portfolio                              January 13, 2003
   ING MFS Utilities Portfolio                                  April 29, 2005
   ING Oppenheimer Main Street Portfolio(R)                    January 13, 2003
   ING PIMCO Core Bond Portfolio                               January 13, 2003
   ING PIMCO High Yield Portfolio                              November 5, 2003
   ING Pioneer Fund Portfolio                                   April 29, 2005
   ING Pioneer Mid Cap Value Portfolio                          April 29, 2005
   ING Stock Index Portfolio                                   November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio            January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                   January 13, 2003
   ING Templeton Global Growth Portfolio                       January 13, 2003
   ING UBS U.S. Allocation Portfolio                            January 6, 2003
   ING Van Kampen Equity Growth Portfolio                      January 13, 2003
   ING Van Kampen Global Franchise Portfolio                   January 13, 2003
   ING Van Kampen Growth and Income Portfolio                  January 13, 2003
   ING Van Kampen Real Estate Portfolio                        January 13, 2003
   ING VP Index Plus International Equity Portfolio              July 29, 2005
   ING Wells Fargo Mid Cap Disciplined Portfolio                January 6, 2003
   ING Wells Fargo Small Cap Disciplined Portfolio            November 30, 2005

ING MAYFLOWER TRUST
   ING International Value Fund                                November 3, 2003

ING MUTUAL FUNDS
   ING Diversified International Fund                          December 7, 2005
   ING Emerging Countries Fund                                 November 3, 2003
   ING Emerging Markets Fixed Income Fund                      December 7, 2005
   ING Foreign Fund                                              July 1, 2003
   ING Global Bond Fund                                          June 19, 2006
   ING Global Equity Dividend Fund                            September 2, 2003
   ING Global Natural Resources Fund                           November 3, 2003
   ING Global Real Estate Fund                                 November 3, 2003
   ING Global Value Choice Fund                                November 3, 2003
   ING Greater China Fund                                      December 7, 2005
   ING Index Plus International Equity Fund                    December 7, 2005
   ING International Capital Appreciation Fund                 December 7, 2005
   ING International Fund                                      November 3, 2003

   ING International Real Estate Fund                         February 28, 2006
   ING International SmallCap Fund                             November 3, 2003
   ING International Value Choice Fund                         February 1, 2005
   ING Russia Fund                                             November 3, 2003

ING PARTNERS, INC.
   ING American Century Large Company Value Portfolio          January 10, 2005
   ING American Century Select Portfolio                       January 10, 2005
   ING American Century Small-Mid Cap Value Portfolio          January 10, 2005
   ING Baron Asset Portfolio                                   December 7, 2005
   ING Baron Small Cap Growth Portfolio                        January 10, 2005
   ING Columbia Small Cap Value II Portfolio                    April 28, 2006
   ING Davis Venture Value Portfolio                           January 10, 2005
   ING Fidelity(R) VIP Contrafund(R) Portfolio                 November 15, 2004
   ING Fidelity(R) VIP Equity-Income Portfolio                 November 15, 2004
   ING Fidelity(R) VIP Growth Portfolio                        November 15, 2004
   ING Fidelity(R) VIP Mid Cap Portfolio                       November 15, 2004
   ING Fundamental Research Portfolio                          January 10, 2005
   ING Goldman Sachs(R) Capital Growth Portfolio               January 10, 2005
   ING Goldman Sachs(R) Structured Equity Portfolio            January 10, 2005
   ING JPMorgan International Portfolio                        January 10, 2005
   ING JPMorgan Mid Cap Value Portfolio                        January 10, 2005
   ING Legg Mason Partners Aggressive Growth Portfolio         January 10, 2005
   ING Legg Mason Partners Large Cap Growth Portfolio          January 10, 2005
   ING Lord Abbett U.S. Government Securities Portfolio        December 7, 2005
   ING Neuberger Berman Partners Portfolio                     December 7, 2005
   ING Neuberger Berman Regency Portfolio                      December 7, 2005
   ING OpCap Balanced Value Portfolio                          January 10, 2005
   ING Oppenheimer Global Portfolio                            January 10, 2005
   ING Oppenheimer Strategic Income Portfolio                  January 10, 2005
   ING PIMCO Total Return Portfolio                            January 10, 2005
   ING Pioneer High Yield Portfolio                            December 7, 2005
   ING Solution 2015 Portfolio                                  April 29, 2005
   ING Solution 2025 Portfolio                                  April 29, 2005
   ING Solution 2035 Portfolio                                  April 29, 2005
   ING Solution 2045 Portfolio                                  April 29, 2005
   ING Solution Income Portfolio                                April 29, 2005
   ING T. Rowe Price Diversified Mid Cap Growth Portfolio      January 10, 2005
   ING T. Rowe Price Growth Equity Portfolio                   January 10, 2005
   ING Templeton Foreign Equity Portfolio                     November 30, 2005
   ING Thornburg Value Portfolio                               January 10, 2005
   ING UBS U.S. Large Cap Equity Portfolio                     January 10, 2005
   ING UBS U.S. Small Cap Growth Portfolio                      April 28, 2006
   ING Van Kampen Comstock Portfolio                           January 10, 2005
   ING Van Kampen Equity and Income Portfolio                  January 10, 2005

ING RISK MANAGED NATURAL RESOURCES FUND                        October 24, 2006

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                       June 2, 2003
   ING 130/30 Fundamental Research Fund                         April 28, 2006
   ING Aeltus Money Market Fund                                  June 2, 2003
   ING Balanced Fund                                             June 2, 2003
   ING Global Science and Technology Fund                        June 2, 2003
   ING Growth and Income Fund                                    June 9, 2003
   ING Growth Fund                                               June 9, 2003
   ING Index Plus LargeCap Fund                                  June 9, 2003
   ING Index Plus MidCap Fund                                    June 9, 2003
   ING Index Plus SmallCap Fund                                  June 9, 2003
   ING International Growth Fund                               November 3, 2003
   ING Small Company Fund                                        June 9, 2003
   ING Strategic Allocation Conservative Fund                    June 2, 2003
   ING Strategic Allocation Growth Fund                          June 2, 2003
   ING Strategic Allocation Moderate Fund                        June 2, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Conservative Portfolio            July 7, 2003
   ING VP Strategic Allocation Growth Portfolio                  July 7, 2003
   ING VP Strategic Allocation Moderate Portfolio                July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                            July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                        June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                     September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                     December 12, 2003
   ING GET U.S. Core Portfolio - Series 4                       March 12, 2004
   ING GET U.S. Core Portfolio - Series 5                        June 11, 2004
   ING GET U.S. Core Portfolio - Series 6                     September 10, 2004
   ING GET U.S. Core Portfolio - Series 7                     December 10, 2004
   ING GET U.S. Core Portfolio - Series 8                        March 9, 2005
   ING GET U.S. Core Portfolio - Series 9                        June 8, 2005
   ING GET U.S. Core Portfolio - Series 10                    September 7, 2005
   ING GET U.S. Core Portfolio - Series 11                     December 6, 2005
   ING GET U.S. Core Portfolio - Series 12                       March 2, 2006
   ING GET U.S. Core Portfolio - Series 13                       June 22, 2006
   ING VP Global Equity Dividend Portfolio                     November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Global Science and Technology Portfolio                July 7, 2003
   ING VP Growth Portfolio                                       July 7, 2003

   ING VP Index Plus LargeCap Portfolio                          July 7, 2003
   ING VP Index Plus MidCap Portfolio                            July 7, 2003
   ING VP Index Plus SmallCap Portfolio                          July 7, 2003
   ING VP International Equity Portfolio                       November 3, 2003
   ING VP Small Company Portfolio                                July 7, 2003
   ING VP Value Opportunity Portfolio                            July 7, 2003

ING VARIABLE PRODUCTS TRUST
   ING VP Financial Services Portfolio                            May 1, 2004
   ING VP High Yield Bond Portfolio                             October 6, 2003
   ING VP International Value Portfolio                        November 3, 2003
   ING VP LargeCap Growth Portfolio                             October 6, 2003
   ING VP MidCap Opportunities Portfolio                        October 6, 2003
   ING VP Real Estate Portfolio                                   May 1, 2004
   ING VP SmallCap Opportunities Portfolio                      October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                  July 7, 2003

ING VP INTERMEDIATE BOND PORTFOLIO                               July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                    July 7, 2003

ING VP NATURAL RESOURCES TRUST                                  October 6, 2003